UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) February 27, 2019 (February 24, 2019)

NEW ENGLAND REALTY ASSOCIATES LIMITED PARTNERSHIP

(Exact Name of Registrant as Specified in Charter)

Massachusetts	001-31568	04-2619298
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

39 Brighton Avenue, Allston, Massachusetts	02134
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (617) 783-0039

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.01 Changes in Control of Registrant.

On February 24, 2019, Harold Brown, the owner of 75% of the outstanding voting securities of NewReal Inc. (“NewReal”), the general partner, of New England Realty Associates Limited Partnership (the “Partnership”) died.  As a result, Mr. Brown’s estate currently holds voting control over the NewReal shares.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective as of February 24, 2019, the Board of Directors of the Partnership’s general partner, NewReal Inc. (“NewReal”), elected Jameson Brown as the Treasurer and Chief Financial Officer of NewReal to fill the vacancy created by the death of Harold Brown, who served as both the Treasurer and a director of NewReal.

Jameson Brown, the son of Harold Brown, has been a director of NewReal, Inc. the General Partner of the Partnership since November 2018. Jameson joined The Hamilton Company in 2009 after graduating from Tulane University with a Bachelor of Science in Management. Since joining the company, Jameson has worked in various departments, including Leasing, Maintenance, and Property Management, Development and Acquisitions.  He is currently the Co-Chief Executive Officer and the Chief Operating Officer of Hamilton. Prior to joining the company, Jameson worked as a third party real estate agent in Boston.

In addition to his current role of Co-Chief Executive Officer and Chief Operating Officer of Hamilton, Jameson’s responsibilities include the analysis of investment and development opportunities, negotiating acquisitions, handling due diligence, and representing the owner through the construction and development process. He also continues to hold direct property management responsibilities over several properties in the portfolio, while staying involved in companywide management and leasing decisions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW ENGLAND REALTY ASSOCIATES LIMITED PARTNERSHIP

	By:	NewReal, Inc., its General Partner

		By	/s/ Ronald Brown
Ronald Brown, its President
Date February 27, 2019